UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

TALON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

21900 Burbank Blvd., Suite 270 Woodland Hills, California (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On June 18, 2008, Talon International, Inc. entered into an Executive Employment Agreement with each of Lonnie D. Schnell and Larry Dyne, pursuant to which Mr. Schnell serves as our Chief Executive Officer and Mr. Dyne serves as our President. Pursuant to these agreements, each of Messrs. Schnell and Dyne is entitled to receive an annual incentive bonus.

        On August 6, 2009, the Board of Directors of Talon International, Inc. awarded the following 2008 annual incentive bonuses to Messrs Schnell and Dyne:

(1)	Mr. Schnell was awarded (a) a 10-year non-qualified stock option to purchase 700,000 shares of our common stock, which option was immediately vested and has an exercise price of $0.09 per share, and (b) a promissory note in the principal sum of $35,000, which note bears interest at the rate of 6.0% per annum accruing from April 16, 2009 and matures on the earlier of December 31,2011 and a date that is ten business days following the date Mr. Schnell’s employment with the company terminates for any reason; and

(2)	Mr. Dyne was awarded a 10-year non-qualified stock option to purchase 510,000 shares of our common stock, which option was immediately vested and has an exercise price of $0.09 per share.

        The 2008 annual incentive bonuses awarded to Messrs. Schnell and Dyne were paid in satisfaction of all bonus amounts to which such executives were entitled for fiscal 2008 in accordance with the Employment Agreements, including $53,230 and $40,000 in bonus payments for Mr. Schnell and Mr. Dyne, respectively, previously reported as 2008 compensation to these executives in the Company’s proxy statement for its 2009 annual shareholder meeting.

        In addition, on August 6, 2009, we amended Exhibit A to each of our employment agreements with Messrs. Schnell and Dyne to clarify the manner in which the executives’ annual incentive bonuses are calculated. The amendments to the employment agreements are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by this reference.

Item 9.01.                 Financial Statements and Exhibits

(d)	Exhibits.

        The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Amendment No. 1 to Executive Employment Agreement, dated August 6, 2009, between the Company and Lonnie D. Schnell.
10.2	Amendment No. 1 to Executive Employment Agreement, dated August 6, 2009, between the Company and Larry Dyne.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.
Date: August 10, 2009	By: /s/ Lonnie D. Schnell Lonnie D. Schnell, Chief Executive Officer

3